September 3, 2009

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:     Separate Account VUL-2, SEC File No. 811-08997

➢	Transamerica Lineage, Registration No. 333-153778
         Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the semi-annual reports dated June 30, 2009, for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

                                      ANNUAL REPORT FILINGS:

         Transamerica Series Trust, Registration No. 811-4419

         The Alger American Fund, Registration No. 811-05550

         AllianceBernstein Variable Products Series Fund, Inc, Registration No. 811-05398

         Dreyfus Variable Investment Fund, Registration No. 811-05125

         Janus Aspen Series, Registration No. 811-07736

         MFS Variable Insurance Trust, Registration No. 811-08326

         Universal Institutional Funds, Inc., Registration No. 811-07607

         Premier VIT, Registration No. 811-08512

         PIMCO Variable Insurance Trust, Registration No. 811-08399

Some of the funds included in each Fund Company’s annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Gayle Morden at (727) 299-1747.

Sincerely,

/s/ Arthur D. Woods

Arthur D. Woods
Vice President & Counsel

cc: Priscilla Hechler
      Gayle A. Morden